UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2003

Sears Credit Account Master Trust II (Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

On February 18, 2003, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(s).

Item 7. Financial Statements and Exhibits

The Exhibit Index hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)
	By:	SRFG, Inc. (Originator of the Trust)
	By:	/s/ Keith E. Trost Keith E. Trost Vice President, Treasurer and Assistant Secretary
Date: February 18, 2003

EXHIBIT INDEX
Exhibit No.
20(a).

Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January, 2002, which will accompany the distribution on February 18, 2003.

20(b).

Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(c).

Series 1997-1 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(d).

Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(e).

Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(f).

Series 1999-2 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(g).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(h).

Series 2000-1 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(i).

Series 2000-2 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(j).

Series 2000-3 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(k).

Series 2000-4 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(l).

Series 2001-1 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(m).

Series 2001-2 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(n).

Series 2001-3 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(o).

Series 2002-1 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(p).

Series 2002-2 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(q).

Series 2002-3 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(r)

Series 2002-4 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

20(s)

Series 2002-5 Monthly Investor Certificateholders' Statement related to the distribution of February 18, 2003 and reflecting the performance of the Trust during the Due Period ended in January 2002, which will accompany the distribution on February 18, 2003.

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